UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2016 (August 23, 2016)

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Lane, Suite 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 23, 2016, Spark Energy, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition on August 23, 2016, of all of the outstanding membership interests in Major Energy Services LLC, a New York limited liability company (“MES”), Major Energy Electric Services LLC, a New York limited liability company (“MEES”), and Respond Power LLC, a New York limited liability company (“Respond” and collectively, the “Major Energy Companies”).

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements of the Major Energy Companies and the unaudited pro forma financial statements of the Company required by Items 9.01(a) and 9.01(b) of Form 8-K, and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined financial statements of the Major Energy Companies as of and for the years ended December 31, 2015 and 2014 are incorporated by reference into this Form 8-K as Exhibit 99.1.

The unaudited combined financial statements of the Major Energy Companies as of June 30, 2016 and December 31, 2015 and for the three and six months ended June 30, 2016 and 2015 are included in this Form 8-K as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015 are included in this Form 8-K as Exhibit 99.3.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Auditor of the Major Energy Companies, PricewaterhouseCoopers, LLP.
99.1
Audited Combined Financial Statements of the Major Energy Companies (incorporated by reference to Exhibit 99.1 to Spark Energy, Inc.’s Current Report on Form 8-K filed on June 15, 2016, File No. 001-36559).

99.2	Unaudited Combined Financial Statements of the Major Energy Companies.
99.3	Unaudited Pro Forma Condensed Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2016	SPARK ENERGY, INC.

	By:	/s/ Gil Melman
	Name:	Gil Melman
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Auditor of the Major Energy Companies, PricewaterhouseCoopers, LLP.
99.1
Audited Combined Financial Statements of the Major Energy Companies (incorporated by reference to Exhibit 99.1 to Spark Energy, Inc.’s Current Report on Form 8-K filed on June 15, 2016, File No. 001-36559).

99.2	Unaudited Combined Financial Statements of the Major Energy Companies.
99.3	Unaudited Pro Forma Condensed Financial Information.